UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2006

EDGETECH SERVICES INC.

(formerly Secure Enterprise Solutions Inc.)

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-27397

(Commission File Number)

98-0204280

(I.R.S. Employer Identification Number)

2980 S. Rainbow Blvd. #220H
Las Vegas, NV 89146

 (Address of principal executive offices, including zip code)

(310) 857 6666

(Registrant's telephone Number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 3, 4, 5, 6 and 8 are not applicable and are omitted from this report.

Item 1.01 - Entry into a Material Definitive Agreement

On October 18, 2006, the Registrant entered into an agreement to sell Web’s Biggest Limited to Advisors LLC. The Board of Directors has approved the sale of 100% of the stock of Web’s Biggest Limited (“WB”) and all of its assets and subsidiaries to Advisors LLC in return for 25 million convertible preferred shares of Edgetech Services, Inc. held by Advisors LLC. Advisors LLC is a company related to Mr. Paul Aunger, a director and officer of Edgetech. The shares received from the sale of WB represent approximately 90% of the voting stock of Edgetech on a fully diluted basis.

Each preferred share is convertible into 25.3533 common shares of the registrant with all the rights and privileges of the equivalent number of common shares.

On October 18, 2006 the Registrant entered into an agreement with the shareholders of Data Management, Inc. (“DM”, a Nevada corporation) to acquire DM. The Board of Directors has approved the acquisition of 100% of the stock of Data Management, Inc. (“DM”) in return for 25 million convertible preferred shares of Edgetech Services Inc. The convertible shares used to acquire DM represent approximately 90% of the voting stock of Edgetech on a fully diluted basis. The sellers of DM are entities associated with Mr Adam Radly and Mr Paul Aunger, both officers and directors of the Registrant.

Each preferred share shall be convertible into 25.3533 common shares of the registrant with all the rights and privileges of the equivalent number of common shares. Each share of convertible preferred stock carries voting power equivalent to 25.3533 common shares, without regard to whether the preferred shares have been converted.

Prior to the transactions described above the Registrant was controlled by Advisors LLC, an entity associated with Mr. Paul Aunger, an officer and director of the registrant. When the transactions described above are completed, this will result in a change of control of the Registrant and the controlling shareholder will be Southbase LLC, an entity associated with Mr. Adam Radly, an officer and director of the Registrant. Prior to these transactions, the unaffiliated shareholders of Edgetech owned approximately 10% of the Registrant and they will continue to own approximately 10% of the Registrant on a fully diluted basis after these transactions are completed.

No part of the consideration for the change of control is loan proceeds.  The new control group obtained no loans or pledges for the purpose of acquiring control.  The Board of Directors of the Registrant will not change as a result of the transactions described above. Upon completion of the transactions, Mr Adam Radly will be Chairman and CEO and a director of the Registrant and Mr Paul Aunger will be Secretary and Treasurer and a director of the Registrant.

Pursuant to Nevada law, the transactions described above do not require shareholder approval. Therefore, resolutions in the preliminary proxy filed on October 19, 2006 relating to this transaction and requiring shareholder approval have been removed from the proxy for 2006. An amended proxy was filed on December 1, 2006. These transactions have been approved by the Board of Directors and all agreements have been duly executed as at December 1, 2006.

The shareholder meeting of Edgetech that was held on October 28, 2005 included a resolution that provided the Board of Directors with authorization to increase the number of authorized shares of the Company to 3,000,000,000 and this resolution was approved by the shareholders. On December 4, 2006 the Board of Directors approved a board resolution to increase the number of authorized shares to 3,000,000,000.

Item 2.01 - Acquisition or Disposition of Assets

Disposition of assets

The Company currently has two business units – IT services and Internet search. There are no synergies between both businesses and the Company’s Board feels that more value would be created for shareholders if Edgetech could focus its business operations on one industry. This would ultimately involve selling one business unit. Although the Company had previously taken the view that the Internet search business was the preferred business to keep and that the IT services business would be sold, the Company’s Internet search business (WebsBiggest.com) has not demonstrated the growth rate that we anticipated over the previous twelve months. Revenue for the Internet search business fell during fiscal 2006. Gross revenue for the Internet search business fell from $1.739 million for fiscal 2005 to $1.434 million for the fiscal 2006.

The Board feels that more value will be created for the Company’s shareholders by selling the Internet search business and acquiring IT businesses that have synergies with the Company’s existing IT business and have potential for growth.

Under the terms of an acquisition agreement dated October 18, 2006, the Registrant has agreed to sell 100% of the stock of Web’s Biggest Limited (“WB”) and all of its assets and subsidiaries to Advisors LLC in return for 25 million convertible preferred shares of Edgetech Services, Inc. Advisors LLC is a company related to  Mr. Paul Aunger, a Director and officer of Edgetech. The shares received from the sale of WB represent approximately 90% of the voting stock of Edgetech on a fully diluted basis.

Each preferred share is convertible into 25.3533 common shares of the registrant with all the rights and privileges of the equivalent number of common shares.

Acquisition of assets

Under the terms of an acquisition agreement dated October 18, 2006, the Registrant has agreed to acquire 100% of the stock of Data Management, Inc. (“DM”) in return for 25 million convertible preferred shares of Edgetech Services, Inc. The convertible shares used to acquire DM represent approximately 90% of the voting stock of Edgetech on a fully diluted basis.

DM sells data management and storage products and services to large corporate and government customers.

Revenue for DM (on a pro forma basis) for the year ended December 2005 was approximately $5.2 million and net income was approximately $380,000. During 2005 revenue increased by 77% from revenue of approximately $2.9 million for the year ended December 2004 on a pro forma basis. Net income for 2004 was approximately $290,000. Pro forma figures are determined as if DM were a stand-alone company in fiscal years 2004 and 2005.

DM’s customers include the following:

Central Government

▪

Federal Communications Commission

▪

Securities and Exchange Commission

▪

Department of Health and Human Services

▪

Department of Justice

▪

Department of Commerce/NOAA

▪

National Institute of Health

▪

Metropolitan Transit Authority

▪

TSA (Transportation Security Administration)

▪

USDA

▪

US Geological Survey

Defense

▪

US Air Force

▪

US Navy

▪

US Dept of Defense

▪

Defense Communications Electronic Evaluation & Test Activity (Defense Ceeta)

▪

Naval Medical Logistics Command

▪

US Army Contracting Agency

▪

Naval research laboratory

▪

Naval Air Warfare Center

▪

SPA War

▪

US Air National Guard

Corporate

▪

Computer Sciences Corporation

▪

Boeing Information Services

▪

Honeywell

▪

Northrop Grumman

▪

Bureau of National Affairs

The sellers of DM are companies associated with Mr. Adam Radly and Mr. Paul Aunger, officers and directors of Edgetech.

The sale of WB and the acquisition of DM are not dilutive to shareholders. The total number of shares issued in each class of stock will not change as a result of the sale of WB and the acquisition of DM.

Item 9.01 - Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired.

Financial statements required by this item will be filed by amendment to this Form 8-K within 71 days.

(b)

Pro Forma Financial Information

Financial statements required by this item will be filed by amendment to this Form 8-K within 71 days.

(c)

Exhibits

1.

Agreement for Purchase and Sale of Stock dated October 18, 2006 (between Edgetech Services Inc., Southbase LLC, Advisors LLC, and Data Management, Inc.)

2.

Agreement for Purchase and Sale of Stock dated October 18, 2006 (between Advisors LLC, Edgetech Services Inc., and Web’s Biggest Limited)

3.

Press release dated October 18, 2006

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Edgetech Services Inc.

                                    By: /s/Adam Radly

                                    ----------------------------------------

                                    CEO

Dated: December 4, 2006